EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A into the Company's previously filed Registration Statement File No. 333-40023.

ARTHUR ANDERSEN LLP
Houston, Texas
May 26, 1998